UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BLACKROCK LIQUIDITY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of TempFund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — TEMPFUND

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of TempCash, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — TEMPCASH

BLACKROCK LIQUIDITY FUNDS — FEDFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — FEDFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — FEDFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

DETACH HERE AND RETURN THIS PORTION

1.               To approve a new Management Agreement between the Trust, on behalf of FedFund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — FEDFUND

BLACKROCK LIQUIDITY FUNDS — T-FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — T-FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — T-FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of T-Fund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — T-FUND

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of Federal Trust Fund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of Treasury Trust Fund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of MuniFund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — MUNIFUND

BLACKROCK LIQUIDITY FUNDS — MUNICASH

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — MUNICASH

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — MUNICASH

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of MuniCash, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — MUNICASH

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of California Money Fund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

TAGID
BARCODE	Co-owner sign here

REGISTRATION
XXXXXXXX	Date
XXXXXXXX
XXXXXXXX	[ ] Check here if you plan to attend the Meeting.
XXXXXXXX	( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the new Management Agreement.

DETACH HERE AND RETURN THIS PORTION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of New York Money Fund, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CUSIP	BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND